UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22107

SEI Structured Credit Fund, LP

(Exact name of Registrant as specified in charter)

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

David McCann

c/o SEI Investments Management Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 676-3649

Date of fiscal year end: December 31, 2023

Date of reporting period: December 31, 2023

Item 1.	Reports to Stockholders.

SEI STRUCTURED CREDIT FUND, LP

Financial Statements

For the year ended December 31, 2023

With Report of Independent Registered Public Accounting Firm

SEI Structured Credit Fund, LP

Financial Statements

For the year ended December 31, 2023

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarter of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT is available on the Commission’s website at https://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (888) 786-9977; and (ii) on the Commission’s website at https://www.sec.gov.

KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499

Report of Independent Registered Public Accounting Firm

To the Limited Partners and Board of Directors

SEI Structured Credit Fund, LP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of SEI Structured Credit Fund, LP (the Fund), including the schedule of investments, as of December 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in limited partners’ capital for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its limited partners’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, trustee and transfer agent of the underlying fund investment; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

February 29, 2024

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

SEI Structured Credit Fund, LP

Letter to Limited Partners

December 31, 2023 (Unaudited)

To our Limited Partners:

During the 12-month reporting period ending December 31, 2023, global financial markets gyrated in response to concerns about central bank monetary policy, the strength of the global economy, a crisis in the U.S. regional banking sector and, late in the period, a strong rally spurred by the U.S. Federal Reserve’s (Fed) pause in its rate-hiking cycle, and hopes that the central bank and other global monetary policy-makers would pivot to cutting interest rates.

The Fed slowed the pace of its interest rate-hiking cycle over the first half of the reporting period as inflation moderated. The Fed raised the federal funds rate in three 0.25% increments between February and May to a range of 5.00% to 5.25%; however, left its benchmark rate unchanged for the remainder of the year, ending a rate-hiking cycle that had begun in March 2022. Headline inflation in the U.S., as measured by the consumer-price index (CPI), moderated over the reporting period. The CPI advanced 3.1% year-over-year in November 2023 (the most recent reporting period) compared to the same period a year earlier—down slightly from the 3.2% annual rise in October. Core inflation, as measured by the CPI for all items less food and energy, posted a 12-month increase of 4.0%, unchanged from the rise in October.

In a statement following its meeting in December 2023, the Federal Open Market Committee (FOMC) commented, “In determining the extent of any additional policy firming that may be appropriate to return inflation to 2 percent over time, the Committee will take into account the cumulative tightening of monetary policy, the lags with which monetary policy affects economic activity and inflation, and economic and financial developments.”

The Fed’s “dot plot” of economic projections, released in December 2023, indicated a median federal-funds rate of 4.6% at the end of 2024, down from its previous estimate of 5.1% issued in September 2023, signaling that the central bank could cut interest rates by roughly 75 basis points (0.75%) next year. The dot plot also projected that core personal-consumption-expenditures (PCE) inflation could slow from its most recent annual increase of 4.0% in November 2023 to 2.6% by the end of 2024. The PCE price index is the Fed’s preferred gauge of inflation, as it tracks the change in prices paid by or on behalf of consumers for a more comprehensive set of goods and services than that of the CP.

In early March 2023, the financial markets’ focus turned to the banking sector as two U.S.-based regional banks–Silicon Valley Bank (SVB) and Signature Bank–failed after depositors withdrew funds on fears regarding the valuation of the institutions’ bond portfolios. The Federal Deposit Insurance Corporation (FDIC) was appointed as receiver to SVB after the California Department of Financial Protection and Innovation– which oversees the operations of state-licensed financial institutions, including banks and credit unions–closed the bank. Occurring on the heels of the collapse of Silvergate Capital a few days earlier, SVB’s failure prompted investors to reconsider the safety of their positions across the banking industry. SVB is a unique entity, with a client base highly concentrated among startup, venture capital-backed companies. The deposits of the bank had increased tremendously over the previous few years and poor liquidity management of these

SEI Structured Credit Fund, LP

Letter to Limited Partners

December 31, 2023 (Unaudited)

assets appeared to have been a significant contributor to the collapse. Both Silvergate Capital and Signature Bank, which was shut down by New York state regulators in mid-March, were closely aligned with the highly speculative cryptocurrency industry. The banking sector subsequently recovered, with the KBW Regional Banking Index gaining 42% from its low point on May 11, through the end of 2023.

Geopolitical Events

The geopolitical news during the reporting period was dominated by the ongoing Russia-Ukraine war, and later, escalating tensions in the Middle East. In February 2023, nearly a year after the Russia-Ukraine conflict began, U.S. President Joe Biden made an unannounced trip to Ukraine to meet with President Volodymyr Zelenskyy and to encourage ongoing support from U.S. allies. The visit occurred as Russian President Vladimir Putin increased military activity in eastern Ukraine. President Biden’s trip was particularly risky as there was no protection from U.S. military personnel on the ground in Ukraine. Russia stepped up its assault on Ukraine towards the end of the reporting period. The Russian military launched massive missile attacks against several targets in Ukraine, leading U.S. President Joe Biden to re-emphasize the need for additional financial aid for Ukraine. As of the end of the reporting period, the Biden administration and leaders of the opposition Republican Party in the U.S. Congress had not reached an agreement on a military aid package.

Long-simmering tensions in the Middle East escalated to war following a surprise attack on Israel by Hamas in early October 2023. In addition to the casualties resulting from Hamas’ initial incursion into Israel, the militant group and some of its allies abducted more than 200 soldiers and civilians. A one-week ceasefire in the military conflict between Israel and Hamas expired on November 30, after the two sides could not reach an agreement on an extension. The truce had led to several hostage and prisoner exchanges between Israel and Hamas. Each side blamed the other for the failure to extend the ceasefire, and fighting resumed following the expiration of the truce.

Elsewhere, President Joe Biden and China’s President Xi Jinping met in California in mid-November. The leaders of the world’s two largest economies agreed to resume military communications in an effort to improve relations between the countries amid speculation about China’s intention to invade Taiwan, as well as the Xi administration’s support of Russia in its ongoing conflict with Ukraine.

Economic Performance

According to the third estimate of the Department of Commerce, U.S. gross domestic product (GDP) grew at an annualized rate of 4.9% in the third quarter of 2023—down modestly from the second estimate of 5.2%, but sharply higher than the 2.1% year-over-year rise in the second quarter. GDP has increased for five consecutive quarters following declines in the first two quarters of 2022. The largest contributors to economic growth in the third quarter were consumer spending, private inventory investment (a measure of the changes in values of inventories from

SEI Structured Credit Fund, LP

Letter to Limited Partners

December 31, 2023 (Unaudited)

one time period to the next), and exports. These gains offset an increase in imports, which are a subtraction in the calculation of GDP.

Inflation in the U.K. slowed considerably over the reporting period. The Office for National Statistics (ONS) reported that consumer prices in the U.K., as measured by the Consumer Prices Index (CPI), fell 0.2% in November 2023, following a flat reading in October. The CPI rose 3.9% year-over-year, down from the 4.6% annual upturn in the previous month, and significantly lower than the 6.4% annual increase at the beginning of the reporting period in July. Core inflation, which excludes volatile food prices, rose at an annual rate of 5.1% in November 2023, down from the 5.7% year-over-year increase in October. The ONS also announced that U.K. GDP dipped 0.1% in the third quarter of 2023, following a flat growth rate in the second quarter, and rose 0.6% versus the same period in 2022. Production output increased 0.1% during the quarter, compared to the 0.9% upturn during the second quarter. The services sector saw downturn of 0.2% in the third quarter versus a 0.1% decrease during the second quarter. Output in the construction sector rose 0.4% in the third quarter, compared to a decrease of 0.1% over the previous three-month period.

Eurostat pegged the inflation rate for the eurozone at 2.4% for the 12-month period ending in November 2023, down from the 2.9% annual increase in October. Prices for food, alcohol and tobacco rose 6.9% in November, but the pace of acceleration slowed from the 7.4% annual rate for the previous month. Core inflation, which excludes volatile energy and food prices, rose at an annual rate of 3.6% in November, down 0.6% from the 4.2% year-over-year increase in October. According to Eurostat’s second estimate, eurozone GDP decreased 0.1% in the third quarter of 2023, a modest downturn from the 0.1% growth rate in the second quarter, and was flat compared to the same period a year earlier. The economies of Malta and Poland were the strongest performers for the third quarter, expanding 2.4% and 1.5%, respectively. GDP for Iceland fell 3.8% and Ireland’s economy contracted by 1.9% during the period.

Market Developments

Global equity markets, as measured by the MSCI ACWI Index, rallied sharply despite numerous bouts of volatility over the reporting period. Developed markets significantly outperformed their emerging-market counterparts. North America was the top-performing region among the developed markets for the reporting period due mainly to strength in the U.S. The Pacific region recorded a single-digit gain and was the most notable laggard among developed markets, which was attributable largely to Hong Kong, which posted a negative return for the period. The strongest performers among emerging markets included Eastern Europe (particularly Hungary and Greece) and Latin America (most notably Mexico and Peru), which achieved double-digit gains for the reporting period. Conversely, the Association of Southeast Asian Nations (ASEAN)—Brunei Darussalam, Myanmar, Cambodia, Indonesia, Laos, Malaysia, Philippines, Singapore, Thailand, and Vietnam—recorded a negative return and was the most notable laggard among the emerging markets for the period.

SEI Structured Credit Fund, LP

Letter to Limited Partners

December 31, 2023 (Unaudited)

Global fixed-income assets gained ground over the reporting period, with the Bloomberg Global Aggregate Bond Index returning 5.7%. Global high-yield bonds outperformed their corporate and government counterparts. The U.S. Treasury yield curve remained inverted during the period, as yields on shorter-term bonds exceeded those on longer-dated securities (bond prices move inversely to interest rates). The yield on the 10-year U.S. Treasury note moved higher for most of the reporting period, crossing 5% in overnight trading on October 19—its highest level since July 2007. However, the 10-year yield fell sharply over the last two months of 2023, and ended the 12-month reporting period unchanged at 3.88%. Yields on 2-, 3-, and 5-year Treasury notes declined 0.18%, 0.15%, and 0.21%, respectively, during the period. The yield spread between 10- and 2-year notes narrowed from -0.53% to -0.35%. In the U.S., high-yield bonds ended the period with notable gains, outperforming corporate bonds, mortgage-backed securities (MBS), and Treasuries.

Global commodity prices, as measured by the Bloomberg Commodity Total Return Index, fell 7.9% in U.S. dollar terms during the reporting period. Prices for West Texas Intermediate crude oil and Brent crude oil ended the period with declines of 2.8% and 1.9%, respectively, due to a significant increase in production in the U.S. and weakening global demand. Gold prices ended the period in positive territory as the U.S. dollar weakened (gold prices move inversely to the U.S. dollar) and the Fed began to slow the pace of its interest-rate hikes. The New York Mercantile Exchange (NYMEX) natural gas price staged a rally in December, but still ended the six-month reporting period significantly lower due to an increase in inventories and forecasts for above-average winter temperatures in the U.S. Wheat prices declined during the reporting period, hampered by Russia’s shipments of large quantities of cheaply priced grain. The downturn more than offset a rebound in the wheat price in the fourth quarter of 2023 due to a reduction in exports from Ukraine due to the nation’s ongoing conflict with Russia.

Our View

Among the seven largest developed economies, the U.S. was the standout performer in 2023. The U.K. and Europe posted minimal gains in overall economic growth in the first three quarters of the year, while Japan managed to register a notable year-to-date gain in GDP despite a contraction during the third quarter. Our more sanguine view on the U.S. contrasted with the consensus of economists, the majority of whom saw a better than 50/50 chance that the U.S. was or would soon be in recession.

We expect more subdued economic growth in the U.S. in 2024, perhaps deteriorating into a stagnant/mildly recessionary environment along the lines currently seen in much of Europe. While interest rates may no longer be rising, they remain high and are starting to bite harder. Households have smaller savings cushions to draw upon to sustain spending in excess of their incomes. Credit-card usage is up sharply and, as a result, delinquency rates are climbing. The situation is not yet critical or indicative of recession, but households will be more heavily reliant on a continued robust job market and strong wage growth in the months ahead. The good news is that the job market is still tight. However, there are signs of weakness cropping up.

SEI Structured Credit Fund, LP

Letter to Limited Partners

December 31, 2023 (Unaudited)

Although we acknowledged this time last year that inflation was trending lower, the rate of increase has decelerated more dramatically in recent months than we had expected. The U.S. led the global acceleration of inflation in 2021 and 2022; in 2023, it has been leading the way down. Both the U.S. and the Eurozone have enjoyed a fall in inflation back toward the 2% level, measured on a year-over-year basis. The U.K. and France have been lagging in terms of inflation levels, but have nonetheless registered a rather sharp slowdown from their inflation-rate peaks.

Does the slowdown in inflation mean that central banks can confidently declare “mission accomplished”? In our opinion, the answer is a firm “no.” This is admittedly a minority view in the aftermath of the Fed’s latest policy meeting in December, but we note that the bulk of the improvement has come in volatile food and energy prices.

Consistent with the Fed’s benign assessment of the economic outlook, the central bank sees three federal-funds rate decreases next year, to 4.6%, four additional cuts in 2025, and more reductions in 2026 to 2.9%. Traders in the futures market appear even more optimistic than the Fed, pricing in 150-basis points (1.50%) of cuts in the federal-funds rate by the end of 2024. In contrast, we lean much closer to the Fed’s view, penciling in three 25-basis point reductions. It all depends, of course, on the strength of the economy and whether inflation stabilizes or even backs up a bit from current levels.

Investor sentiment is currently enthusiastic over the prospect of a soft economic landing and a return to 2% inflation. In our view, both bonds and stocks appear to be overbought on a near-term basis, so some kind of price consolidation would not be surprising. The extent of any correction in risk assets will, of course, depend on changing perceptions on economic growth, the corporate-profits outlook, the path of inflation, and central-bank responses.

Sincerely,

James Smigiel

Chief Investment Officer

Index Definitions

The KBW Regional Banking Index tracks the performance of U.S. regional banks and thrifts that are publicly traded in the U.S.

The MSCI ACWI Index is a market capitalization-weighted index that tracks the performance of over 2,000 companies, and is representative of the market structure of 48 developed and emerging-market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

The Bloomberg Global Aggregate Bond Index is a market capitalization-weighted index that tracks the performance of investment-grade (rated BBB- or higher by S&P Global Ratings/Fitch Ratings or Baa3 or higher by Moody’s Investors Service) fixed-income securities denominated in 13 currencies. The index reflects reinvestment of all distributions and changes in market prices.

The Bloomberg Commodity Total Return Index comprises futures contracts and tracks the performance of a fully collateralized investment in the index. This combines the returns of the index with the returns on cash collateral invested in 13-week (three-month) U.S. Treasury bills.

SEI Structured Credit Fund, LP

Management Discussion on Fund Performance

December 31, 2023 (Unaudited)

I.	Objective

The SEI Structured Credit Fund, LP, (the “Fund”) seeks to generate high total returns. The Fund offers limited partnership interests solely through private placement transactions to investors that have signed an investment management agreement with SEI Investments Management Corporation, the investment adviser to the Fund.

II.	Investment Approach

The Fund is directly managed by SEI Investments Management Corporation (SIMC). There were no manager changes made during the fiscal period.

III.	Returns

The SEI Structured Credit Fund, LP returned 21.13% for the year ending December 31, 2023, outperforming the 10.54% return of its benchmark, the J.P. Morgan Collateralized Loan Obligation Index (CLOIE) (USD), which tracks the performance of the U.S. dollar-denominated collateralized loan obligation (CLO) market.

IV.	Performance Discussion

The CLOIE gained 10.54% over the reporting period, whereby approximately 70% of the return came from interest income that was materially higher than in previous years as a result of the U.S. Federal Reserve’s (Fed) aggressive interest-rate hikes between January and July 2023. The remaining 30% of the index’s return was attributable to price appreciation, particularly in lower-rated tranches (CLO securities are issued into multiple different groupings, or “tranches,” designed to offer investors various maturity and/or credit risk characteristics). In a reversal from 2022, BB and B rated tranches outperformed BBB rated tranches and AAA-to-A rated tranches. CLO equity securities, which carry the highest degree of investment risk, are not included in the CLOIE benchmark.

Our expectation that default rates would increase modestly over the reporting period proved to be correct; the dollar amount of 2023’s defaulted debt was the fourth-highest ever, according to credit-rating agency Fitch Ratings. This is a bit misleading, however, as the high-yield and loan markets are much larger than they were in the past. In percentage terms, defaults remained within historical averages, and most of the defaults in 2023 were either repeat offenders (companies that have already defaulted at some point in the past) or companies whose bonds/loans were already trading at distressed levels. Overall, credit fundamentals have remained relatively healthy. According to Fitch Ratings, CLO issuance was down in 2023

SEI Structured Credit Fund, LP

Management Discussion on Fund Performance

December 31, 2023 (Unaudited)

IV.	Performance Discussion (continued)

compared to the previous two calendar years, especially when compared to the all-time record of $183 billion in 2021, but issuance remained steady throughout the year and ended at a very healthy $115 billion. Populating these CLOs was a challenge since the new-issue loan market saw very light issuance. As a result, new CLOs were forced to purchase loans in the secondary market, helping push up prices to levels not seen since early 2022. The new-issue loan market is expected to pick up in 2024, driven by an awakening of the mergers-and-acquisitions (M&A) market.

At the beginning of 2023, we believed that recession fears were overblown, and our bullish view was expressed via outsized positions in BB-rated debt and recent vintage CLO equity securities, which ultimately were the strongest-performing segments of the CLO market. Conversely, AAA-rated debt is easily the largest component of the CLOIE, and severely lagged other CLO tranches; consequently the Fund’s lack of exposure to AAA-rated debt heading into 2023 was a major contributor to the outperformance versus the benchmark for the reporting period. In terms of CLO equity, the Fund has little exposure to older vintage CLOs, which have weaker portfolios and less time to reinvest into new loans. We aggressively bought new CLO equity deals issued from 2020 to 2022, which we believe was the appropriate strategy since these recent vintages have experienced very few loan defaults and are making sizeable quarterly distributions. Throughout the reporting period, we sought to capitalize on the market’s strength to sell some positons at large gains and deployed the sales proceeds into relatively safer CLO debt. This had been a difficult trade to do in previous years given the comparatively lower yields available on higher-rated tranches. However, rising interest rates provided us with a rare opportunity to buy investment-grade CLO debt at historically high yields. At the end of the reporting period, the Fund remained aggressively positioned, with an allocation to CLO equity of over 60% of assets, and a 25% allocation to BB/B rated CLO debt.

Investing is subject to risk, including the possible loss of principal. Past performance is not an indication of future results.

SEI Structured Credit Fund, LP

Management Discussion on Fund Performance

December 31, 2023 (Unaudited)

IV.	Performance Discussion (continued)

AVERAGE ANNUAL TOTAL RETURN[1]

	One-Year Return	Three-Year Return	Five-Year Return	Ten-Year Return	Annualized Inception to Date

SEI Structured Credit Fund LP	21.13%	13.42%	11.33%	9.11%	11.31%

CLO Blended Index*	10.54%	4.28%	4.29%	3.37%	3.99%

Comparison of Change in the Value of a $1,000,000 Investment in the SEI Structured Credit Fund, LP versus the CLO Blended Index.

¹ For the year ended 12/31/2023. The SEI Structured Credit Fund, LP inception date was August 1, 2007. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on capital withdrawals from the Fund.

* CLO Blended Index: CS Leveraged Loan Index from Inception through December 2011, J.P. Morgan CLOIE from January 2012 to current. The J.P. Morgan CLOIE, launched in 2014 (and provides annual return data starting in 2012), is the first index to track the U.S. CLO market. It covers tranches with ratings from AAA to B, but does not cover equity tranches.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2023

Description	Par Value	Fair Value

ASSET-BACKED SECURITIES — 102.8%

BERMUDA — 0.1%
Trinitas CLO XXII, Ser 2023-22A, Cl C
9.216%, TSFR3M + 3.800% 07/20/36 (B)	$ 1,500,000	$ 1,500,811

CAYMAN ISLANDS — 87.6%
Apex Credit CLO, Ser 2018-2A, Cl E
12.207%, TSFR3M + 6.792% 10/20/31 (B)(C)	14,300,000	11,865,954
Apex Credit CLO, Ser 2018-2A, Cl F
14.657%, TSFR3M + 9.242% 10/20/31 (B)(C)	7,600,000	5,838,297
Apex Credit CLO, Ser 2021-1A, Cl E
12.917%, 07/18/34	2,000,000	1,765,180
Ares XXXIV CLO, Ser 2020-2A, Cl FR
14.264%, TSFR3M + 8.862% 04/17/33 (B)(C)	11,250,000	9,463,050
Ares XXXIX CLO, Ser 2016-39A, Cl SUB
04/18/31 (A)(B)(D)	27,860,000	8,218,700
Atlas Senior Loan Fund VII, Ser 2018-7A, Cl CR
8.141%, TSFR3M + 2.762% 11/27/31 (B)(C)	4,000,000	3,993,852
Atlas Senior Loan Fund XXI, Ser 2023-21A, Cl C
9.526%, TSFR3M + 4.200% 07/20/35 (B)(C)	1,200,000	1,198,265
Atlas Senior Loan Fund XXII, Ser 2023-22A, Cl C
8.955%, TSFR3M + 3.600% 01/20/36 (B)(C)	3,000,000	2,996,634
Barings Middle Market CLO, Ser 2023-IIA, Cl B
9.483%, TSFR3M + 4.150% 01/20/32 (B)(C)	4,500,000	4,465,516
Barings Private Credit CLO, Ser 2023-1A, Cl A1
7.714%, TSFR3M + 2.400% 07/15/31 (B)(C)	2,500,000	2,494,720
Battalion CLO VII, Ser 2014-7A, Cl SUB
07/17/28 (A)(B)(D)	12,746,000	1,275
Battalion CLO VIII, Ser 2015-8A, Cl SUB
07/18/30 (A)(B)(D)	23,307,000	6,167,032
Battalion CLO X, Ser 2016-10A, Cl SUB
01/25/35 (A)(B)(D)	25,270,000	17,246,775
Battalion CLO X, Ser 2021-10A, Cl CR2
9.110%, TSFR3M + 3.712% 01/25/35 (B)(C)	1,725,000	1,608,457
Battalion CLO XI, Ser 2017-11A, Cl SUB
04/24/34 (A)(B)(D)	38,324,300	19,162,150
Battalion CLO XII, Ser 2018-12A, Cl A1
6.701%, TSFR3M + 1.332% 05/17/31 (B)(C)	7,450,186	7,442,840
Battalion CLO XII, Ser 2018-12A, Cl SUB
05/17/31 (A)(B)(D)	46,533,517	16,984,734
Battalion CLO XIV, Ser 2019-14A, Cl SUB
04/20/32 (A)(D)	47,870,000	31,594,200
Battalion CLO XVI, Ser 2019-16A, Cl SUB
12/19/32 (A)(B)(D)	17,100,000	9,405,000
Battalion CLO XX, Ser 2021-20A
07/15/34 (A)(D)	22,303,000	12,991,498
Battalion CLO XXIV, Ser 2022-24A, Cl E
13.624%, TSFR3M + 8.230% 01/14/34 (B)(C)	10,475,000	10,341,569

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2023

Description	Par Value	Fair Value

Battalion CLO XXIV, Ser 2022-24A, Cl SUB
01/14/34 (A)(B)(D)	$ 27,975,000	$ 17,204,625
Benefit Street Partners CLO
(A)(D)	38,967,726	33,512,244
Benefit Street Partners CLO, Ser 2015-VIB, Cl E
13.037%, 07/20/34	5,000,000	4,905,370
Benefit Street Partners CLO, Ser 2018-5BA, Cl SUB
04/20/31 (A)(D)	48,697,143	17,969,246
Benefit Street Partners CLO II, Ser 2013-IIA, Cl SUB
07/15/29 (A)(B)(D)	23,450,000	2,122,225
Benefit Street Partners CLO II, Ser 2013-III, Cl SUB
07/15/29 (A)(D)	10,450,000	945,725
Benefit Street Partners CLO II, Ser 2017-IIA, Cl DR
12.206%, TSFR3M + 6.812% 07/15/29 (B)(C)	14,600,000	13,519,527
Benefit Street Partners CLO III, Ser 2013-IIIA, Cl SUB
07/20/29 (A)(B)(D)	21,904,000	2,529,912
Benefit Street Partners CLO III, Ser 2017-IIIA, Cl DR
12.277%, TSFR3M + 6.862% 07/20/29 (B)(C)	3,000,000	2,947,863
Benefit Street Partners CLO IV
07/20/26 (A)(B)(D)	47,166,000	16,541,116
Benefit Street Partners CLO IX
07/20/25 (A)(B)(D)	22,625,000	8,258,125
Benefit Street Partners CLO VI, Ser 2015-VIA, Cl SUB
10/18/29 (A)(B)(D)	68,733,000	31,520,954
Benefit Street Partners CLO VII, Ser 2015-VIII, Cl SUB
07/18/27 (A)(D)	36,750,000	139,650
Benefit Street Partners CLO VIII, Ser 2015-8A, Cl SUB
01/20/31 (A)(B)(D)	36,680,000	8,810,536
Benefit Street Partners CLO X, Ser 2016-10A, Cl DRR
12.427%, 04/20/34	3,250,000	3,180,687
Benefit Street Partners CLO X, Ser 2016-10A, Cl SUB
04/20/34 (A)(B)(D)	43,330,000	25,456,375
Benefit Street Partners Clo XII, Ser 2017-12A, Cl C
8.706%, TSFR3M + 3.312% 10/15/30 (B)(C)	1,800,000	1,762,308
Benefit Street Partners CLO XII, Ser 2017-12A, Cl SUB
10/15/30 (A)(B)(D)	40,364,000	10,494,640
Benefit Street Partners CLO XIV, Ser 2018-14A, Cl SUB
04/20/31 (A)(B)(D)	37,334,000	16,594,963
Benefit Street Partners CLO XVIII, Ser 2019-18A, Cl SUB
10/15/34 (A)(B)(D)	43,816,000	31,026,110
Benefit Street Partners CLO XX, Ser 2020-20A, Cl SUB
07/15/34 (A)(B)(D)	32,470,000	26,887,498
Benefit Street Partners CLO XXIII, Ser 2021-23A, Cl SUB
04/25/34 (A)(D)	24,000,000	17,827,584
Benefit Street Partners CLO XXV, Ser 2021-25A, Cl SUB
01/15/35 (A)(B)(D)	24,594,750	18,814,984
Benefit Street Partners CLO XXVII, Ser 2022-27A, Cl F
15.856%, TSFR3M + 10.440% 07/20/35 (B)(C)	475,000	460,611
Benefit Street Partners CLO XXVII, Ser 2022-27A, Cl SUB
07/20/35 (A)(B)(D)	18,400,000	17,296,000
Benefit Street Partners CLO XXX, Ser 2023-30A, Cl E
13.778%, TSFR3M + 8.400% 04/25/36 (B)(C)	6,500,000	6,485,089
Brigade Debt Funding I, Ser 2018-1A, Cl SUB
04/25/36 (A)(D)	55,000,000	30,855,000
Brigade Debt Funding II, Ser 2018-2A, Cl SUB
10/25/35 (A)(B)(D)	20,000,000	11,360,000
Cathedral Lake CLO, Ser 2014-1A, Cl SUB
10/15/29 (A)(B)(D)	18,200,000	182,000
Cathedral Lake CLO, Ser 2017-1A, Cl CR
9.156%, TSFR3M + 3.762% 10/15/29 (B)(C)	5,000,000	4,513,910
Cathedral Lake CLO, Ser 2017-1A, Cl DR
12.906%, TSFR3M + 7.512% 10/15/29 (B)(C)	14,464,000	10,157,069

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2023

Description	Par Value	Fair Value

Cathedral Lake CLO, Ser 2021-1A, Cl A1R3
6.676%, TSFR3M + 1.282% 10/15/29 (B)(C)	$1,284,069	$1,282,642
Cathedral Lake CLO III, Ser 2015-3A, Cl SUB
01/15/26 (A)(B)(D)	42,982,000	8,166,580
Cathedral Lake V, Ser 2018-5A, Cl D
8.924%, TSFR3M + 3.512% 10/21/30 (B)(C)	1,000,000	961,519
Cathedral Lake V, Ser 2018-5A, Cl E
11.774%, TSFR3M + 6.362% 10/21/30 (B)(C)	9,000,000	7,424,271
Cathedral Lake V, Ser 2018-5A, Cl SUB
10/21/30 (A)(B)(C)	30,838,000	5,550,840
Cathedral Lake VII, Ser 2021-7RA, Cl E
13.434%, 01/15/32	4,000,000	3,741,324
CQS US CLO, Ser 2023-2A, Cl A2R
7.766%, TSFR3M + 2.350% 07/20/31 (B)(C)	2,200,000	2,201,923
Elevation CLO, Ser 2014-2A, Cl SUB
10/15/29 (A)(B)(D)	14,400,000	432,000
Elevation CLO, Ser 2017-2A, Cl ER
12.006%, TSFR3M + 6.612% 10/15/29 (B)(C)	7,500,000	6,456,735
Elevation CLO, Ser 2017-2A, Cl FR
14.296%, TSFR3M + 8.902% 10/15/29 (B)(C)	8,550,000	5,614,366
Elevation CLO, Ser 2018-10A
7.577%, 10/20/31	4,350,000	4,337,659
Elevation CLO, Ser 2018-10A, Cl E
11.967%, TSFR3M + 6.552% 10/20/31 (B)(C)	14,000,000	11,800,880
Elevation CLO, Ser 2018-10A, Cl SUB
10/20/31 (A)(B)(D)	40,850,000	9,380,345
Elevation CLO, Ser 2018-8A, Cl F
13.500%, TSFR3M + 8.122% 10/25/30 (B)(C)	6,650,000	4,413,346
Elevation CLO, Ser 2021-12A, Cl E
12.947%, TSFR3M + 7.532% 04/20/32 (B)(C)	2,000,000	1,830,330
Elevation CLO, Ser 2021-8A, Cl A1R2
6.590%, TSFR3M + 1.212% 10/25/30 (B)(C)	1,158,243	1,155,826
Elevation CLO, Ser 2023-17A, Cl C
8.864%, TSFR3M + 3.500% 10/20/36 (B)(C)	2,250,000	2,225,749
First Eagle Berkeley Fund CLO, Ser 2016-1A, Cl SUB
10/25/28 (A)(B)(D)	32,718,000	7,852,320
Great Lakes CLO, Ser 2014-1A, Cl ER
12.760%, 10/15/29	10,378,000	9,790,304
Great Lakes CLO, Ser 2015-1A, Cl SUB
01/16/30 (A)(B)(D)	24,580,042	11,220,789
Great Lakes CLO, Ser 2018-1A, Cl ER
12.930%, TSFR3M + 7.622% 01/16/30 (B)(C)	17,689,000	16,520,500
Great Lakes CLO, Ser 2018-1A, Cl FR
15.570%, TSFR3M + 10.262% 01/16/30 (B)(C)	6,517,000	5,616,905
Halcyon Loan Advisors Funding, Ser 2018-2A, Cl D
12.574%, 01/22/31	15,700,000	14,391,735
Ivy Hill Middle Market Credit Fund VII, Cl ERR
14.097%, 10/20/33	19,500,000	17,471,025
Ivy Hill Middle Market Credit Fund XII
13.847%, 07/20/29	30,000,000	27,486,570
JFIN CLO, Ser 2017-1A, Cl E
12.010%, TSFR3M + 6.612% 04/24/29 (B)(C)	10,500,000	10,098,679
Lake Shore CLO, Ser 2019-1A, Cl ER
14.626%, 04/15/33	14,550,000	13,720,723
LCM 31 CLO, Ser 2020-31A, Cl INC
01/20/32 (A)(D)	5,187,000	2,982,406
LCM 32 CLO, Ser 2021-32A, Cl INC
07/20/34 (A)(B)(D)	17,210,000	9,629,442
LCM 32 CLO, Ser 2021-33A, Cl SUB
07/20/34 (A)(D)	1,043,735	386,275
LCM 33 CLO, Ser 2021-33A, Cl INC
07/20/34 (A)(D)	21,240,000	13,755,173

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2023

Description	Par Value	Fair Value

Lockwood Grove CLO, Ser 2014-1A, Cl SUB
01/25/30 (A)(B)(D)	$25,988,000	$4,158,080
Lockwood Grove CLO, Ser 2018-1A, Cl ERR
11.490%, TSFR3M + 6.112% 01/25/30 (B)(C)	17,100,000	14,490,044
Marathon CLO VIII
9.187%, 10/18/31	1,962,500	1,762,354
Marathon CLO XI, Ser 2018-11A, Cl B
7.477%, TSFR3M + 2.062% 04/20/31 (B)(C)	5,910,000	5,548,036
MCF CLO VIII, Ser 2018-1A, Cl SUB
07/18/30 (A)(B)(D)	27,710,000	23,867,870
Mountain View CLO, Ser 2017-1A, Cl DR
9.738%, TSFR3M + 4.412% 10/12/30 (B)(C)	5,000,000	4,527,675
Mountain View CLO, Ser 2017-1A, Cl ER
13.288%, TSFR3M + 7.962% 10/12/30 (B)(C)	10,000,000	8,034,170
Neuberger Berman CLO XV, Ser 2013-15A, Cl SUB
10/15/29 (A)(B)(D)	19,868,600	5,056,559
Neuberger Berman CLO XV, Ser 2017-15A, Cl FR
14.136%, TSFR3M + 8.742% 10/15/29 (B)(C)	5,100,000	4,070,478
Neuberger Berman CLO XVII, Ser 2014-17A, Cl SUB
04/22/29 (A)(B)(D)	5,900,000	1,283,250
Neuberger Berman CLO XXII, Ser 2016-22A, Cl SUB
10/17/30 (A)(B)(D)	26,625,000	7,455,000
Neuberger Berman Loan Advisers CLO 24, Ser 2017-24A, Cl INC
04/19/30 (A)(B)(D)	15,000,000	5,767,500
Neuberger Berman Loan Advisers CLO 25, Ser 2017-25A, Cl INC
10/18/29 (A)(B)(D)	16,000,000	5,760,000
Neuberger Berman Loan Advisers CLO 26, Ser 2017-26A, Cl INC
10/18/30 (A)(B)(D)	13,600,000	6,725,200
Neuberger Berman Loan Advisers CLO 27, Ser 2018-27A, Cl INC
01/15/30 (A)(B)(D)	12,000,000	5,220,000
Neuberger Berman Loan Advisers CLO 27, Ser 2018-27A, Cl SUBN
0.072%, 01/15/30 (A)(B)(C)	295,867	79,884
Neuberger Berman Loan Advisers CLO 29, Ser 2018-29A, Cl 1ISR
10/19/31 (A)(B)(D)	92,000	51,474
Neuberger Berman Loan Advisers CLO 29, Ser 2018-29A, Cl 2ISR
10/19/31 (A)(B)(D)	331,457	185,450
Neuberger Berman Loan Advisers CLO 29, Ser 2018-29A, Cl INC
10/19/31 (A)(B)(D)	20,000,000	9,290,000
Neuberger Berman Loan Advisers CLO 29, Ser 2018-29A, Cl SPRI
0.110%, 10/19/31 (A)(B)(C)	800,000	523,600
Neuberger Berman Loan Advisers CLO 30, Ser 2019-30A, Cl INC
01/20/31 (A)(B)(D)	4,050,000	2,274,836
Neuberger Berman Loan Advisers CLO 32, Ser 2019-32A, Cl INC
01/19/32 (A)(B)(D)	18,300,000	10,330,350
Neuberger Berman Loan Advisers CLO 32, Ser 2019-32A, Cl SINC
0.051%, 01/19/32 (A)(B)(C)	1,325,406	860,851
Neuberger Berman Loan Advisers CLO 36, Ser 2020-36A, Cl INC
04/20/33 (A)(B)(D)	8,625,000	5,347,500
Neuberger Berman Loan Advisers CLO 36, Ser 2020-36A, Cl SPIN
0.114%, 04/20/33 (A)(B)(C)	111,146	72,245
Neuberger Berman Loan Advisers CLO 36, Ser 2021-36A, Cl F
14.177%, TSFR3M + 8.762% 04/20/33 (B)(C)	5,000,000	4,474,745
NewStar Fairfield Fund CLO, Ser 2015-2A, Cl SUB
04/20/30 (A)(B)(D)	50,029,000	15,735,321
NewStar Fairfield Fund CLO, Ser 2018-2A, Cl CN
9.257%, TSFR3M + 3.842% 04/20/30 (B)(C)	12,000,000	11,031,168
NewStar Fairfield Fund CLO, Ser 2018-2A, Cl DN
13.057%, TSFR3M + 7.642% 04/20/30 (B)(C)	12,600,000	10,806,692
OCP CLO, Ser 2017-13A, Cl SUB
07/15/30 (A)(B)(D)	11,500,000	5,554,673
OCP CLO, Ser 2017-14A, Cl SUB
11/20/30 (A)(B)(D)	16,333,000	5,389,890

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2023

Description	Par Value	Fair Value

OCP CLO, Ser 2017-4A, Cl ER
13.510%, TSFR3M + 8.112% 04/24/29 (B)(C)	$8,250,000	$6,922,996
OCP CLO, Ser 2017-6A, Cl ER
13.724%, TSFR3M + 8.322% 10/17/30 (B)(C)	10,800,000	8,998,690
OCP CLO, Ser 2019-16A, Cl SUB
04/10/32 (A)(B)(D)	9,000,000	4,966,218
OCP CLO, Ser 2019-17A, Cl SUB
07/20/32 (A)(B)(D)	15,000,000	9,783,885
OCP CLO, Ser 2020-19A, Cl SUB
10/20/34 (A)(B)(D)	9,300,000	7,370,278
OCP CLO, Ser 2021-21A, Cl SUB
07/20/34 (A)(D)	20,597,000	14,121,303
OFSI BSL XI, Ser 2023-11A, Cl CR
8.886%, TSFR3M + 3.500% 10/18/35 (B)(C)	2,000,000	1,997,382
OSD CLO, Ser 2023-27A, Cl E
13.564%, TSFR3M + 8.250% 04/16/35 (B)(C)	2,000,000	1,990,054
Owl Rock Technology Financing, Ser 2023-1A, Cl A1R
8.444%, TSFR3M + 3.050% 10/15/35 (B)(C)	3,750,000	3,773,805
Sculptor CLO XXXI, Ser 2023-31A, Cl C1
9.035%, TSFR3M + 3.750% 07/20/35 (B)(C)	2,925,000	2,915,075
Shackleton CLO, Ser 2019-15A, Cl SUB
01/15/32 (A)(B)(D)	10,000,000	7,000,000
Shackleton CLO, Ser 2021-16A, Cl E
12.637%, TSFR3M + 7.222% 10/20/34 (B)(C)	13,600,000	12,518,378
Shackleton CLO, Ser 2021-16A, Cl SUB
10/20/34 (A)(B)(D)	25,230,000	15,894,900
Sycamore Tree CLO, Ser 2023-3A, Cl C
9.366%, TSFR3M + 3.950% 04/20/35 (B)(C)	2,000,000	1,993,806
Sycamore Tree CLO, Ser 2023-4A, Cl B
8.294%, TSFR3M + 2.900% 10/20/36 (B)(C)	2,200,000	2,208,835
TCW CLO, Ser 2017-1A, Cl SUB
10/29/34 (A)(B)(D)	36,999,000	19,239,480
TCW CLO, Ser 2018-1A, Cl E
11.690%, 04/25/31	1,725,000	1,544,931
TCW CLO, Ser 2018-1A, Cl SUB
04/25/31 (A)(B)(D)	29,703,000	12,485,151
TCW CLO, Ser 2019-2A, Cl SUB
10/20/32 (A)(B)(D)	28,463,000	17,647,060
TCW CLO, Ser 2020-1A
12.427%, 04/20/34	9,600,000	8,803,930
TCW CLO, Ser 2020-1A, Cl SUB
04/20/34 (A)(D)	41,625,000	22,893,750
TCW CLO, Ser 2021-1A, Cl ERR
12.432%, TSFR3M + 7.042% 10/29/34 (B)(C)	7,000,000	6,423,508
TCW CLO, Ser 2021-2A, Cl INC
07/25/34 (A)(B)(D)	9,250,000	5,087,500
TCW CLO, Ser 2022-1A, Cl E
12.302%, TSFR3M + 6.890% 04/22/33 (B)(C)	8,000,000	7,241,952
TCW CLO, Ser 2022-2A, Cl ER
12.066%, TSFR3M + 6.650% 10/20/32 (B)(C)	8,250,000	7,603,349
Telos CLO, Ser 2018-5A, Cl ER
12.224%, TSFR3M + 6.822% 04/17/28 (B)(C)	25,488,374	13,379,994
Tikehau US CLO III, Ser 2024-2A, Cl C1R
0.00%, TSFR3M + 3.200% 01/20/36 (B)(C)	2,000,000	2,000,000
Valhalla CLO, Ser 2004-1A, Cl EIN
08/01/20 (A)(B)(D)	6,500,000	65,650
Venture 28 CLO, Ser 2017-28AA, Cl SUB
10/20/34 (A)(B)(D)	38,760,000	14,728,800
Venture 35 CLO, Ser 2018-35A, Cl SUB
10/22/31 (A)(B)(D)	26,039,000	6,770,140
Venture 45 CLO, Ser 2022-45A, Cl E
13.116%, TSFR3M + 7.700% 07/20/35 (B)(C)	2,000,000	1,651,540

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2023

Description	Par Value	Fair Value

Venture 47 CLO, Ser 2023-47A, Cl C
9.166%, TSFR3M + 3.750% 04/20/36 (B)(C)	$2,000,000	$1,998,502
Venture 48 CLO, Ser 2023-48A, Cl B1
8.172%, TSFR3M + 2.750% 10/20/36 (B)(C)	2,500,000	2,499,870
Venture 48 CLO, Ser 2023-48A, Cl C1
9.222%, TSFR3M + 3.800% 10/20/36 (B)(C)	2,631,579	2,657,105
Venture CDO, Ser 2016-25A, Cl SUB
04/20/29 (A)(B)(D)	11,620,000	1,336,300
Venture XXVI CLO, Ser 2017-26A, Cl SUB
01/20/29 (A)(B)(D)	10,526,000	657,875
Venture XXVIII CLO, Ser 2017-28A, Cl SUB
07/20/30 (A)(B)(D)	21,122,000	3,062,690
Venture XXVIII CLO, Ser 2021-28A, Cl A1R
6.667%, TSFR3M + 1.252% 07/20/30 (B)(C)	4,889,618	4,876,797
Venture XXVIII CLO, Ser 2021-28A, Cl C2R
7.877%, TSFR3M + 2.462% 07/20/30 (B)(C)	3,500,000	3,374,717
Voya CLO, Ser 2015-3A, Cl SUB
10/20/31 (A)(B)(D)	56,700,000	8,906,096
Voya CLO, Ser 2018-3A, Cl ER
14.177%, TSFR3M + 8.762% 10/20/31 (B)(C)	18,400,000	13,098,555
Voya CLO, Ser 2019-1A, Cl SUB
04/15/31 (A)(B)(D)	4,300,000	1,548,000
Voya CLO, Ser 2019-2A, Cl DR
12.768%, TSFR3M + 7.372% 07/19/28 (B)(C)	1,000,000	896,669
Voya CLO, Ser 2020-2A
07/31/31 (A)(D)	33,260,000	26,546,702
Voya CLO, Ser 2021-2A
10/20/34 (A)(D)	25,350,000	17,007,518
Voya CLO, Ser 2021-3A, Cl SUB
01/20/35 (A)(B)(D)	31,600,000	21,386,659
Warwick Capital CLO, Ser 2023-1A, Cl B
8.212%, TSFR3M + 2.800% 10/20/36 (B)(C)	6,500,000	6,500,819
Warwick Capital CLO, Ser 2023-1A, Cl C
9.062%, TSFR3M + 3.650% 10/20/36 (B)(C)	1,600,000	1,596,619
Wind River CLO, Ser 2021-3A, Cl SUB
07/20/33 (A)(D)	30,312,000	19,172,340
Wind River CLO, Ser 2023-1A, Cl C1
8.878%, TSFR3M + 3.500% 04/25/36 (B)(C)	2,500,000	2,509,833
Wind River CLO, Ser 2023-1A, Cl D
11.708%, TSFR3M + 6.330% 04/25/36 (B)(C)	4,500,000	4,528,233
WISE CLO, Ser 2023-1A, Cl B1
8.422%, TSFR3M + 3.000% 10/20/36 (B)(C)	5,500,000	5,469,145
WISE CLO, Ser 2023-2A, Cl B1
8.385%, TSFR3M + 3.000% 01/15/37 (B)(C)	2,000,000	1,998,314
WISE CLO, Ser 2023-2A, Cl C
9.135%, TSFR3M + 3.750% 01/15/37 (B)(C)	7,000,000	6,985,930
Zais CLO 19, Ser 2023-1A, Cl C1
9.501%, TSFR3M + 4.150% 07/25/33 (B)(C)	2,500,000	2,500,258
Zais CLO 7, Ser 2017-2A, Cl C
8.106%, TSFR3M + 2.712% 04/15/30 (B)(C)	3,000,000	2,928,087
Zais CLO 9, Ser 2018-2A, Cl C
8.027%, TSFR3M + 2.612% 07/20/31 (B)(C)	3,000,000	2,870,610

		1,420,098,303

IRELAND — 0.0%
ICE Global Credit CLO, Ser 2013-1A, Cl INC
04/20/24 (A)(B)(D)	12,500,000	1,250

JERSEY — 1.2%
Orion CLO, Ser 2023-2A, Cl A
7.157%, TSFR3M + 1.850% 01/25/37 (B)(C)	4,500,000	4,491,774
Saranac CLO I, Ser 2017-1A, Cl ER
13.341%, TSFR3M + 7.962% 07/26/29 (B)(C)	18,000,000	10,193,058

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2023

Description	Par Value	Fair Value

Saranac CLO VII, Ser 2017-2A, Cl ER
12.349%, TSFR3M + 6.982% 11/20/29 (B)(C)	$7,750,000	$4,073,276

		18,758,108

UNITED STATES — 14.0%
1988 CLO I, Ser 2022-1A, Cl D
11.304%, 10/15/37	2,000,000	1,995,896
Battery Park CLO II, Ser 2022-1A, Cl C
9.866%, TSFR3M + 4.450% 10/20/35 (B)(C)	500,000	499,234
Battery Park CLO II, Ser 2022-1A, Cl D
11.096%, TSFR3M + 5.680% 10/20/35 (B)(C)	500,000	502,152
Blackrock MT Hood CLO X, Ser 2023-1A, Cl C
10.066%, TSFR3M + 4.650% 04/20/35 (B)(C)	2,000,000	2,004,252
Cerberus Loan Funding XLII, Ser 2023-3A, Cl B
8.777%, TSFR3M + 3.350% 09/13/35 (B)(C)	2,400,000	2,387,794
Fortress Credit BSL XIX, Ser 2023-2A, Cl C1
9.163%, TSFR3M + 3.850% 07/24/36 (B)(C)	1,500,000	1,500,554
Fortress Credit BSL XV CLO, Ser 2022-2A, Cl C1
9.845%, 0/18/33	900,000	896,681
Fortress Credit BSL XV CLO, Ser 2022-2A, Cl D
11.515%, 10/18/33	900,000	895,593
Fortress Credit Bsl XXI, Ser 2023-3A, Cl B1
8.519%, TSFR3M + 3.150% 01/23/37 (B)(C)	4,100,000	4,091,324
Fortress Credit Bsl XXI, Ser 2023-3A, Cl C
9.219%, TSFR3M + 3.850% 01/23/37 (B)(C)	2,000,000	1,995,986
Gallatin CLO X, Ser 2023-1A, Cl C1
9.185%, TSFR3M + 3.850% 10/14/35 (B)(C)	4,000,000	3,991,912
Gallatin CLO X, Ser 2023-1A, Cl D
10.745%, TSFR3M + 5.410% 10/14/35 (B)(C)	4,000,000	3,965,704
Golub Capital Partners CLO 67M, Ser 2023-67A, Cl B
8.966%, TSFR3M + 3.600% 05/09/36 (B)(C)	2,000,000	1,999,958
HLEND CLO, Ser 2023-1A, Cl A
8.039%, TSFR3M + 2.600% 10/22/35 (B)(C)	2,500,000	2,491,830
HPS Private Credit CLO, Ser 2023-1A, Cl A1
7.862%, TSFR3M + 2.600% 07/15/35 (B)(C)	2,500,000	2,492,515
HPS Private Credit CLO, Ser 2023-1A, Cl B1
8.962%, TSFR3M + 3.700% 07/15/35 (B)(C)	2,500,000	2,499,330
HPS Private Credit CLO, Ser 2023-1A, Cl C
9.612%, TSFR3M + 4.350% 07/15/35 (B)(C)	2,500,000	2,506,158
Ivy Hill IV Warehouse Note
(A)(D)(E)	85,000,000	72,675,000
Ivy Hill Middle Market Credit Fund, Ser 2013-7A, Cl SUB
10/20/33 (A)(B)(D)	19,066,500	10,677,240
Ivy Hill Middle Market Credit Fund IX, Ser 2022-9A, Cl ERR
13.632%, TSFR3M + 8.220% 04/23/34 (B)(C)	5,000,000	4,507,755
Ivy Hill Middle Market Credit Fund XII, Ser 2017-12A, Cl SUB
07/20/33 (A)(B)(D)	11,695,868	8,475,270
Ivy Hill Middle Market Credit Fund XIV, Ser 2018-14A, Cl D
12.727%, TSFR3M + 7.332% 04/18/30 (B)(C)	15,555,000	14,028,588
Ivy Hill Middle Market Credit Fund XIV, Ser 2018-14A, Cl SUB
04/18/30 (A)(B)(D)	1,667,000	1,200,240
Ivy Hill Middle Market Credit Fund XVIII
13.424%, 04/22/33	5,000,000	4,481,775
Longfellow Place CLO, Ser 2017-1A, Cl ERR
13.356%, TSFR3M + 7.962% 04/15/29 (B)(C)	5,559,320	5,468,753
Longfellow Place CLO, Ser 2017-1A, Cl FRR
14.156%, TSFR3M + 8.762% 04/15/29 (B)(C)	8,035,064	907,721
Neuberger Berman Loan Advisors CLO 39, Ser 2020-39A, Cl SUB
01/20/32 (A)(D)	15,147,625	8,908,502
Neuberger Berman Loan Advisors CLO 41, Ser 2021-41A, Cl SUB
04/15/34 (A)(D)	8,865,375	5,692,725
Neuberger Berman Loan Advisors CLO 43, Ser 2021-43, Cl SUB
07/17/35 (A)(D)	13,119,000	9,561,400

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2023

Description	Par Value/Shares	Fair Value

Ocean Trails CLO 8, Ser 2021-8A, Cl ER
13.106%, TSFR3M + 7.712% 07/15/34 (B)(C)	$3,500,000	$3,162,418
Ocean Trails CLO IX, Ser 2021-9A, Cl DR
9.406%, TSFR3M + 4.012% 10/15/34 (B)(C)	1,250,000	1,170,786
Ocean Trails CLO IX, Ser 2021-9A, Cl ER
13.106%, TSFR3M + 7.712% 10/15/34 (B)(C)	10,000,000	9,118,820
Ocean Trails CLO X, Ser 2021-10A, Cl DR
9.376%, TSFR3M + 3.982% 10/15/34 (B)(C)	1,770,000	1,653,238
Rad CLO 15, Ser 2021-15A, Cl SUB
01/20/34 (A)(B)(D)	14,200,000	9,656,000
Rad CLO 18, Ser 2023-18A, Cl E
13.874%, TSFR3M + 8.480% 04/15/36 (B)(C)	4,000,000	3,991,148
Rad CLO 18, Ser 2023-18A, Cl SUB
04/15/36 (A)(B)(D)	17,468,500	14,148,315
TStat CLO, Ser 2022-2, Cl D1
11.706%, 01/20/31	600,000	601,134

		226,803,701

Total Asset-Backed Securities (Cost $2,055,381,185)		1,667,162,173

CASH EQUIVALENT (F)(G)— 1.0%

UNITED STATES — 1.0%
SEI Daily Income Trust Government Fund, Cl Institutional, 5.220%	15,534,246	15,534,246

Total Cash Equivalent (Cost $15,534,246)		15,534,246

Total Investments — 103.8% (Cost $2,070,915,431)		$1,682,696,419

Percentages based on Limited Partners’ Capital of $1,621,177,623.

Transactions with affiliated funds during the year ended December 31, 2023 are as follows:

	Value of Shares Held as of 12/31/2022	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Value of Shares Held as of 12/31/2023	Dividend Income

SEI Daily Income Trust Government Fund, Institutional Class	$15,536,407	$493,845,427	($493,847,588)	$—	$15,534,246	$1,684,472

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

ICE — Intercontinental Exchange

Ser — Series

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2023

(A)	Securities considered illiquid. The total value of such securities as of December 31, 2023 was $1,057,140,814 and represented 65.2% of Limited Partners’ Capital.
(B)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended. At December 31, 2023, the market value of Rule 144A positions amounted to $1,185,851,063 or 73.1% of Limited Partners’ Capital.

(C)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(D)	Represents equity/residual investments for which estimated effective yields are applied.
(E)

Securities fair valued using methods determined in good faith by the Fair Value Committee of the Fund. The total value of such securities as of December 31, 2023 was $72,675,000 and represents 4.5% of Limited Partners’ Capital.

(F)	Rate shown is the 7-day effective yield as of December 31, 2023.
(G)	Investment in affiliated security.

Various inputs are used in determining the fair value of investments. For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Asset-Backed Securities	$—	$610,021,359	$1,057,140,814	$1,667,162,173
Cash Equivalent	15,534,246	—	—	15,534,246

Total Investments in Securities	$15,534,246	$610,021,359	$1,057,140,814	$1,682,696,419

(1) Of the $1,057,140,814 in Level 3 securities as of December 31, 2023, $984,465,814 was valued via broker quotes.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Level 3 Securities
Beginning balance as of January 1, 2023	$1,645,786,137
Accrued discounts/premiums	(17,589,806)
Realized gain/(loss)	(49,442,647)
Change in unrealized appreciation/(depreciation)	286,898,423
Proceeds from sales	(447,228,415)
Purchases	60,023,126
Transfers out of Level 3	(421,306,004)

Ending balance as of December 31, 2023	$1,057,140,814

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(15,953,423)

For the year ended December 31, 2023, there were no transfers into Level 3 assets and liabilities. Transfers, if any, are recognized at year end.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments in securities, at value (cost $2,055,381,185)	$1,667,162,173
Investment in affiliated security, at value (cost $15,534,246)	15,534,246
Cash	1,239,751
Interest receivable	16,454,908

Total assets	1,700,391,078

Liabilities
Capital withdrawals payable	77,000,000
Payable for investment securities purchased	2,000,000
Administration fees payable	141,907
Other accrued expenses	71,548

Total liabilities	79,213,455

Limited Partners’ capital	$1,621,177,623

Limited Partners’ capital Represented by:
Paid-in-capital	$2,009,396,635
Net unrealized depreciation on investments	(388,219,012)

Limited Partners’ capital	$1,621,177,623

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Statement of Operations

For the year ended December 31, 2023

Investment income
Interest income	$242,052,354
Dividend income from affiliated security	1,684,472

Total investment income	243,736,826

Expenses
Administration fee	1,650,998
Professional fees	223,858
Directors’ fees	108,003
Miscellaneous expenses	86,376
Custody fee	18,000

Total expenses	2,087,235

Net investment income	241,649,591

Realized and unrealized gain (loss) on investments
Net realized loss on investments	(79,971,908)
Net change in unrealized appreciation (depreciation) on investments	150,301,709

Net realized and unrealized gain on investments	70,329,801

Net increase in Limited Partners’ capital resulting from operations	$311,979,392

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Statements of Changes in Limited Partners’ Capital

	For the year ended December 31, 2023	For the year ended December 31, 2022

From investment activities
Net investment income	$241,649,591	$228,447,181
Net realized gain (loss) on investments	(79,971,908)	47,182,450
Net change in unrealized appreciation (depreciation) on investments	150,301,709	(341,146,667)

Net increase (decrease) in Limited Partners’ capital resulting from operations	311,979,392	(65,517,036)

Partners’ capital transactions
Capital contributions	52,649,719	110,737,145
Capital withdrawals	(330,224,285)	(460,948,780)

Net decrease in Limited Partners’ capital derived from capital transactions	(277,574,566)	(350,211,635)

Net increase (decrease) in Limited Partners’ capital	34,404,826	(415,728,671)
Limited Partners’ capital beginning of the year	1,586,772,797	2,002,501,468

Limited Partners’ capital end of the year	$1,621,177,623	$1,586,772,797

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Statement of Cash Flows

For the year ended December 31, 2023

Cash flows from operating activities
Net increase in Limited Partners’ capital resulting from operations	$311,979,392
Adjustments to reconcile net increase in Limited Partners’ capital resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(274,731,435)
Proceeds from sales of long-term investments	486,108,004
Accretion of discount (see Note 2)	(162,422,804)
Net sale of short-term investments	2,161
Net realized loss on investments	79,971,908
Net change in unrealized (appreciation) depreciation on investments	(150,301,709)
Decrease in due from affiliate	8,500,000
Increase in interest receivable	(4,529,344)
Increase in payable for securities purchased	2,000,000
Increase in administration fees payable	2,119
Decrease in other accrued expenses	(263,975)

Net cash provided by operating activities	296,314,317

Cash flows from financing activities
Capital contributions, net of change in capital contributions received in advance	44,149,719
Capital withdrawals, net of change in capital withdrawals payable	(339,224,285)

Net cash used in financing activities	(295,074,566)

Net change in cash	1,239,751

Cash
Beginning of the year	-

End of the year	$1,239,751

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Notes to Financial Statements

December 31, 2023

1.	Organization

SEI Structured Credit Fund, LP (the “Fund”) is a Delaware limited partnership established on June 26, 2007 and commenced operations on August 1, 2007. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund offers limited partnership interests (“Interests”) solely through private placement transactions to investors (“Limited Partners”) that have signed an investment management agreement with SEI Investments Management Corporation (“SIMC” or the “Adviser”), the investment adviser to the Fund. SEI Investments Company is the parent company of SIMC. As of December 31, 2023, the SEI Structured Credit Segregated Portfolio owned approximately 97.62% of the Fund, while the other Limited Partners owned approximately 2.38% of the Fund.

The Fund’s objective is to generate high total returns. There can be no assurance that the Fund will achieve its objective. The Fund pursues its investment objective by investing in a portfolio comprised of collateralized debt obligations (“CDOs”), which includes collateralized loan obligations (“CLOs”) and other structured credit investments. CDOs are special purpose investment vehicles formed to acquire and manage a pool of loans, bonds and/or other fixed income assets of various types. CDOs fund their investments by issuing several classes of debt and equity securities, the repayment of which is linked to the performance of the underlying assets, which serve as collateral for certain securities issued by the CDO. In addition to CDOs, the Fund’s investments may include fixed income securities, loan participations, credit-linked notes, medium-term notes, registered and unregistered investment companies or pooled investment vehicles, and derivative instruments, such as credit default swaps and total return swaps (collectively with CDOs, “Structured Credit Investments”).

SEI Investment Strategies, LLC (the “General Partner”), a Delaware limited liability company, serves as the General Partner to the Fund and had no investment in the Fund during the year and as of December 31, 2023. The General Partner has delegated the management and control of the business and affairs of the Fund to the Board of Directors (the “Board”). A majority of the Board is and will be persons who are not “interested persons” (as defined in the 1940 Act) with respect to the Fund.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2023

2.	Significant Accounting Policies

The following is a summary of significant accounting and reporting policies followed by the Fund in preparing the financial statements:

Use of Estimates

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Fund’s financial statements are reasonable; however, actual results could differ from these estimates and it is possible that differences could be material.

Valuation of Investments

Pursuant to the requirements of the 1940 Act and Rule 2a-5, the administrator, as delegated by the Board, has the responsibility for the valuation of Fund investments with readily available market quotations in accordance with the Fund’s Valuation and Pricing Policy. The Fund’s Board has designated SEI Investments Management Corporation (“SIMC”) as the Valuation Designee for the Fund pursuant to Rule 2a-5 (the “Rule”) under the 1940 Act. The Valuation Designee has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. SIMC, in furtherance of the Board’s designation, has appointed a committee of SIMC persons to function as the Valuation Designee (the “Committee”) and has established a Valuation and Pricing Policy to implement the Rule and the Fund’s Valuation and Pricing Policy (together with SIMC’s Valuation and Pricing Policy, the “Fair Value Procedures”).

As discussed in detail below, the Committee will typically first seek to fair value investments, including CLO/CDO debt tranches, with valuations received from an independent, third-party pricing agent (a “Pricing Service”). If such valuations are not available, or are unreliable, or in the case of CLO/CDO equity tranches, the Committee will seek to obtain a bid price from at least one independent broker or dealer. If a broker or dealer quote is unavailable, the Committee will convene, subject to the Fair Value Procedures, to establish a fair value for the fair value investments.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2023

2.	Significant Accounting Policies (continued)

Valuation of Investments (continued)

If available, debt tranches of collateralized debt obligations (including collateralized loan obligations), such as those held by the Fund, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV per share. If a security’s price cannot be obtained, as noted above or in the case of an equity tranche of a CDO/CLO, the Fund shall seek to obtain a bid price from at least one dealer who is independent of the Fund. In such cases, the independent dealer providing the price on the Structured Credit Investment may also be a “market maker”, and in many cases the only market maker, with respect to that security.

As of December 31, 2023, all level 3 asset-backed securities, with the exception of one security, are valued by an independent dealer. Please see the unobservable inputs table on page 28 of the financial statements. A dealer’s valuation reflects its judgment of the price of an asset, assuming an arm’s length transaction at the valuation date between knowledgeable and willing market participants. It generally assumes a round lot institutional transaction, without consideration for whether the client is long or short the instrument, and without adjustment for the size of the client’s position. The valuation pertains to an assumed transaction and may not necessarily reflect actual quoted or other prices, and does not indicate that an active market exists for the financial instrument.

In situations where market inputs are not available or do not provide a sufficient basis under current market conditions for pricing the instrument, the valuation may reflect the dealer’s view of the assumptions that market participants would use in pricing the instrument. Since market participants may have materially different views as to future supply, demand, credit quality and other factors relevant to pricing financial instruments, as well as bid and ask prices, valuations may differ materially among dealers. The actual level at which these instruments trade (if trades occur) could be materially different from the dealer’s valuation.

The Committee must monitor for circumstances that may necessitate that a security be valued using Fair Value Procedures which can include: (i) the security’s trading has been halted or suspended, (ii) the security has not been traded for an extended period of time, (iii) the security’s primary pricing source is not able or willing to provide a price, (iv) trading of the security is subject to local government-imposed restrictions, or (v) a significant event (as defined below).

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2023

2.	Significant Accounting Policies (continued)

Valuation of Investments (concluded)

When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: (i) type of security; (ii) the last trade price; (iii) evaluation of the forces that influence the market in which the security is purchased and sold; (iv) the liquidity of the security; (v) the size of the holding in the Fund; or (vi) any other appropriate information. The Committee is responsible for selecting and applying, in a consistent manner, the appropriate methodologies for determining and calculating the fair value of holdings of the Funds, including specifying the key inputs and assumptions specific to each asset class or holding. The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. At December 31, 2023 there was one security that was fair valued by the Committee.

The Committee will periodically review the Fund’s Fair Value Procedures and will update them as necessary to reflect changes in the types of securities in which the Fund invests.

Fair Value of Financial Instruments

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions the market participants would use in pricing the asset or liability. The three levels of the fair value hierarchy are described below:

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2023

2.	Significant Accounting Policies (continued)

Fair Value of Financial Instruments (continued)

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Observable market based inputs or unobservable inputs that are corroborated by market data, which includes financial instruments that are valued using models or other valuation methodologies. These models are primarily industry standard models that consider various assumptions, including time value, yield curve, volatility factors, prepayment speeds, default rates, loss severity, current market and contractual prices for the underlying financial instruments, as well as other relevant economic measures. Substantially all of these assumptions are observable in the marketplace, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace; and

Level 3 – Unobservable inputs that are not corroborated by market data (supported by little or no market activity), which is comprised of financial instruments whose fair value is estimated based on internally developed models or methodologies utilizing significant inputs that are generally not observable.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended December 31, 2023, there have been no significant changes to the Fund’s fair valuation methodologies.

The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 investments as of December 31, 2023. The disclosure below also includes quantitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Assets	Fair Value as of December 31, 2023	Valuation Technique(s)	Unobservable Input	Price Range
CLO Equity	$984,465,814	Market Quotes	Broker Quote	$0 - $94

Assets	Fair Value as of December 31, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
CLO Equity	$72,675,000	Market Comparables	Credit Spread	8-12%

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2023

2.	Significant Accounting Policies (continued)

Fair Value of Financial Instruments (concluded)

The unobservable input used to determine fair value of the Level 3 investments may have similar or diverging impacts on valuation. Significant increases and decreases in this input could result in significantly higher or lower fair value measurement.

Income Recognition and Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Amortization and accretion of debt instruments is calculated using the scientific interest method, which approximates the effective interest method over the estimated life of the security. Amortization of premiums and accretion of discounts are adjusted semi-annually or at the time of purchase for a new equity tranche investment and are included in interest income on the Statement of Operations. Realized gains (losses) on paydowns on asset-backed securities are recorded as an adjustment to interest income.

The Fund’s policy for recognizing income from equity/residual tranches of CLOs investments is to recognize the excess of all cash flows over the original cost attributable to the beneficial interest as interest income over the life of the beneficial interest using the effective yield method. The effective yield is determined based upon the original purchase price and the estimated amount and timing of principal and interest cash flows based on the best estimate of current information and events. The cost used in determining net realized capital gains and losses on the sale of CLOs investments are on the basis of first in, first out.

Collateralized Debt Obligations

The Fund invests in CDOs which include CLOs, a type of asset-backed security, and other similarly structured securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For CDOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than their underlying securities, and can be rated investment grade.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2023

2.	Significant Accounting Policies (continued)

Collateralized Debt Obligations (concluded)

Despite the protection from the equity tranche, debt tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after December 31, 2013, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2018, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLO vehicles in which the Fund invests will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which the Fund invests fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.

Federal Taxes

The Fund intends to be treated as a partnership for federal, state, and local income tax purposes. Each Limited Partner is responsible for the tax liability or benefit relating to its distributive share of taxable income or loss. Accordingly, no provision for federal, state, or local income taxes is reflected in the accompanying financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provisions in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, 2021-2023), on-going analysis of and changes to tax laws, regulations and interpretations thereof, and therefore, an estimate of potential changes to unrecognized tax benefits in the next 12 months cannot be made.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2023

2.	Significant Accounting Policies (concluded)

Cash and Cash Equivalents

Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

3.	Adviser, Administrator and Other Transactions

The Adviser does not charge a management fee to the Fund. Limited Partners are responsible for paying the fees of the Adviser directly under their individual investment management agreement with the Adviser. Each agreement sets forth the fees to be paid to the Adviser, which are ordinarily expressed as a percentage of the Limited Partner’s assets managed by the Adviser. This fee, which is negotiated between the Limited Partner and the Adviser, may include a performance-based fee and/or a fixed-dollar fee for certain specified services that are unrelated to the return of the Fund.

The Adviser has voluntarily agreed that certain expenses of the Fund, including custody fees and administrative fees shall not in the aggregate exceed 0.30% per annum of the Fund’s monthly average net asset value, and the Adviser or its affiliates will waive Fund fees or reimburse Fund expenses to the extent necessary so that such 0.30% limit is not exceeded. The following expenses of the Fund are specifically excluded from the expense limit: organizational expenses; extraordinary, non-recurring and certain other unusual expenses; taxes and fees; and expenses incurred indirectly by the Fund through its investments in Structured Credit Investments. The Adviser may discontinue all or part of this waiver at any time. In the current period, the Adviser did not waive any expenses.

SEI Global Services, Inc. (the “Administrator”) serves as the Fund’s administrator. The Administrator is a wholly-owned subsidiary of SEI Investments Company, which is also a parent company of the Adviser. The Administrator provides certain administrative, accounting, and transfer agency services to the Fund. The services performed by the Administrator may be completed by one or more of its affiliated companies. The Fund pays the Administrator a fee equal to 0.10% (on an annualized basis) of the Fund’s net asset value which is accrued monthly based on month-end net assets and is paid monthly, and reimburses the Administrator for certain out-of-pocket expenses.

SEI Investments Distribution Co. (the “Placement Agent”) serves as the Fund’s placement agent pursuant to an agreement with the Fund. The Placement Agent is a wholly-owned subsidiary of SEI Investments Company, which is also a parent company of the Adviser. The Placement Agent is not compensated by the Fund for its services rendered under the agreement.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2023

3.	Adviser, Administrator and Other Transactions (concluded)

Certain officers and Directors of the Fund are also officers and/or Directors of the Adviser, the Administrator and/or the Placement Agent. The Fund pays each unaffiliated Director an annual fee for attendance at quarterly, interim, and committee meetings. The Adviser, the Administrator or an affiliate pays compensation of officers and affiliated Directors.

4.	Allocation of Profits and Losses

The Fund maintains a separate capital account for each of its Limited Partners. As of the last day of each month, the Fund shall allocate net profits or losses for that month to the capital accounts of all Limited Partners, in proportion to their respective opening capital account balances for such month (after taking into account any capital contributions deemed to be made as of the first day of such month).

5.	Limited Partners’ Capital

The Fund, in the discretion of the Board, may sell Interests to new Limited Partners and may allow existing Limited Partners to purchase additional Interests in the Fund on such days as are determined by the Board in its sole discretion. It is the Fund’s intention to allow limited purchases of Interests only during designated subscription periods as may be established by the Board or its designees (currently, the Adviser) and communicated to Limited Partners. The Board or its designee will determine the amount of Interests offered to Limited Partners during a subscription period at its discretion. During the established subscription periods, Interests may be purchased on a business day, or at such other times as the Board may determine, at the offering price (which is net asset value). The Fund may discontinue its offering at any time.

The Fund is a closed-end investment company, and therefore no Limited Partner will have the right to require the Fund to redeem its Interests. The Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by Limited Partners. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion. In determining whether the Fund should repurchase Interests from Limited Partners pursuant to written tenders, the Board will consider the recommendations of the Adviser.

The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests four times each year, as of the last business day of March, June, September, and December. However, Limited Partners will not be permitted to tender for repurchase Interests that were acquired less than two years prior to the effective date of the proposed repurchase.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2023

5.	Limited Partners’ Capital (concluded)

Even after the initial two year period, it is possible that there will be extended periods during which illiquidity in the underlying investments held by the Fund or other factors will cause the Board to elect not to conduct repurchase offers. Such periods may coincide with periods of negative performance. In addition, even in the event of a repurchase offer, it is possible that there will be an oversubscription to the repurchase offer, in which case a Limited Partner may not be able to redeem the full amount that the Limited Partner wishes to redeem.

During the year ended December 31, 2023, the Fund made offers to repurchase Interests resulting in capital withdrawals of $330,224,285 and capital contributions of $52,649,719 in aggregate.

6.	Investment Transactions

The cost of security purchases and proceeds from the sale and maturity of securities, other than temporary cash investments, during the year ended December 31, 2023 were $274,731,435 and $486,108,004, respectively.

As of December 31, 2023, the cost of investments for tax purposes is $2,070,915,431. Net unrealized depreciation on investments for tax purposes was $388,219,012 consisting of $227,922,755 of gross unrealized appreciation and $616,141,767 of gross unrealized depreciation.

7.	Concentrations of Risk

In the normal course of business, the Fund trades financial instruments involving market risk and counterparty credit risk.

(a) Market risk

Market risk encompasses the potential for both losses and gains and includes price risk, interest rate risk, prepayment risk, collateral performance risk, liquidity risk and leverage risk. The Fund’s market risk management strategy is driven by the Fund’s investment objective. The Adviser oversees each of the risks in accordance with policies and procedures.

(i)  Price risk

Price risk is the risk that the value of the instrument will fluctuate as a result of changes in market prices, whether caused by factors specific to an individual investment, its issuer or any factor affecting financial instruments traded in the market. As all of the Fund’s Structured Credit Investments are carried at fair value with fair value changes recognized in the Statement of Operations, all changes in market conditions directly affect net assets.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2023

7.	Concentrations of Risk (continued)

(a) Market risk (continued)

(ii)  Interest rate risk

The fair value of the Fund’s investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

(iii) Prepayment risk

Prepayment risk is the risk associated with the early unscheduled return of principal on a fixed-income security. Some fixed-income securities, such as CDOs, have embedded call options which may be exercised by the issuer, or in the case of a CDO, the borrower. The yield-to-maturity of such securities cannot be known for certain at the time of purchase since the cash flows are not known. When principal is returned early, future interest payments will not be paid on that part of the principal. If the security was purchased at a premium (a price greater than 100) the security’s yield will be less than what was estimated at the time of purchase.

(iv) Collateral performance risk

Collateral performance risk is the risk that defaults or underperformance of the CDO’s underlying collateral negatively impacts scheduled payments to a tranche based on relative seniority in the overall capital structure of each deal.

(v) Liquidity risk

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2023

7.	Concentrations of Risk (continued)

(a) Market risk (concluded)

(v) Liquidity risk (concluded)

In addition to the normal risks associated with fixed income securities (e.g., interest rate risk, reinvestment risk, prepayment risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(vi) Leverage risk

CLO vehicles are typically very highly levered (10 – 14 times), and therefore the junior debt and equity tranches that the Fund invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO vehicles indirectly bear risks of the underlying debt investments held by such CLO vehicles. The Fund generally has the right to receive payments only from the CLO vehicles, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO vehicle. While the CLO vehicles the Fund targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Fund generally pays a proportionate share of the CLO vehicles’ administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying CLO vehicles will rise or fall, these prices (and, therefore, the prices of the CLO vehicles) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO vehicle in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Fund. In the event that a CLO vehicle fails certain tests, holders of debt senior to the Fund may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment the Fund may make. If any of these occur, it could materially and adversely affect the Fund’s operating results and cash flows.

(b) Counterparty credit risk

Counterparty credit risk is the risk a counterparty to a financial instrument could fail on a commitment that it has entered into with the Fund. The Fund minimizes counterparty credit

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2023

7.	Concentrations of Risk (continued)

(c) Counterparty credit risk (continued)

risk by undertaking transactions with large well-capitalized counterparties or brokers and by monitoring the creditworthiness of these counterparties.

(d) Credit risk

When the Fund invests in Structured Credit Investments, the Fund does not have custody of the underlying assets of the Structured Credit Investment or control over the investment. In certain Structured Credit Investments, the Fund may have limited access to or information regarding the assets of or collateral underlying the Structured Credit Investment. Furthermore, the Fund may not be able to confirm independently the accuracy of the information provided by the managers of Structured Credit Investments. As such, there may be uncertainty with respect to the information available to the Fund for purposes of analyzing the reasonableness of an independent price obtained for a Structured Credit Investment or to fair value a Structured Credit Investment. Ultimately, the uncertainty of the reliability of (or limited access to) information received in respect of a Structured Credit Investment may impair the Fund’s ability to value its investment. As a result, the amount realized by the Fund upon disposition of the Structured Credit Investment could be materially different from that which is reported as the carrying value of the investment at any point in time.

(d) Current Market Conditions Risk

Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations that could directly impact the Funds, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. The economies of the United States and its trading partners, as well as the

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2023

7.	Concentrations of Risk (concluded)

(d) Current Market Conditions Risk (concluded)

financial markets generally, may be adversely impacted by trade disputes and other matters. If geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. Advancements in technology may also adversely impact markets and the overall performance of the Funds.

8.	Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, since inception the Fund has not had claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Financial Highlights

The following represents the ratios to average partners’ capital and other supplemental information for the following years:

	For the year ended 2023	For the year ended 2022	For the year ended 2021	For the year ended 2020	For the year ended 2019

Total return (1)	21.13%	-3.10%	24.45%	7.13%	9.61%

Limited Partners’ capital, end of year (000’s)	$1,621,178	$1,586,773	$2,002,501	$1,758,621	$1,796,627

Ratios to average partners’ capital†
Net investment income ratio
Net investment income	14.74%	12.46%	9.64%	9.73%	10.38%

Expense ratio
Operating expenses	0.12%	0.12%	0.12%	0.12%	0.14%

Portfolio turnover rate	16.83%	11.79%	39.84%	30.06%	20.12%

†	Ratios to average partners’ capital are calculated based on the outstanding Limited Partners’ capital during the period.
(1)

Total return, which reflects the month-to-month change in Limited Partners’ capital, is calculated using returns that have been geometrically linked based on capital contributions and withdrawals and does not reflect management fees paid by Limited Partners outside of the Fund.

SEI Structured Credit Fund, LP

Notes to Financial Statements (concluded)

December 31, 2023

10.	Regulatory Matters

Effective June 30, 2023, the U.K. Financial Conduct Authority stopped compelling or inducing banks to submit LIBOR rates. Investments impacted by the discontinuation of LIBOR may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (composed of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, to replace U.S. dollar LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of SOFR as a replacement rate. On March 15, 2022, the Adjustable Interest Rate Act was signed into law (the “LIBOR Act”), which, in conjunction with regulations adopted by the Federal Reserve Board, establishes SOFR as the default fallback rate for any U.S. contract without a fallback provision. As of July 1, 2023 and continuing through September 30, 2024, the U.K. Financial Conduct Authority will publish 1-, 3- and 6-month synthetic U.S. dollar LIBOR settings based on SOFR to serve as a fallback for non-U.S. contracts.

11.	Subsequent Events

Management on behalf of the Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements.

SEI Structured Credit Fund, LP

Approval of the Advisory Agreements with the Adviser (Unaudited)

SEI Structured Credit Fund, LP (the “Fund”) has entered into an investment advisory agreement with SEI Investments Management Corporation (“SIMC” or the “Adviser”) dated July 20, 2007 (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the day-to-day investment management of the Fund’s assets.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Fund’s Advisory Agreement must be specifically approved by: (i) the vote of the Board of Directors of the Fund (the “Board”) or by a vote of the shareholders of the Fund; and (ii) the vote of a majority of the directors who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any party to the Advisory Agreement (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approvals, the Board must request and evaluate, and SIMC is required to furnish, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. In addition, the Securities and Exchange Commission (“SEC”) takes the position that, as part of their fiduciary duties with respect to a fund’s fees, fund boards are required to evaluate the material factors applicable to a decision to approve an advisory agreement.

The discussion immediately below summarizes the materials and information presented to the Board in connection with the Board’s Annual Review of the Advisory Agreement and the conclusions made by the Directors when determining to continue the Advisory Agreement for an additional one-year period.

Consistent with the responsibilities referenced above, the Board called and held a meeting on March 22, 2023 to consider whether to renew the Advisory Agreement. In preparation for the meeting, the Board provided SIMC with a written request for information and received and reviewed extensive written materials in response to that request, including information as to the performance of the Fund versus benchmarks, the levels of fees for various categories of services provided by SIMC and its affiliates and the overall expense ratio of the Fund, comparisons of such fees and expenses with such fees and expenses incurred by other funds, the costs to SIMC and its affiliates of providing such services, including a profitability analysis, SIMC’s compliance program, and various other matters. The information provided in connection with the Board meeting was in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to the operations and performance of the Fund.

The Directors also received a memorandum from Fund counsel regarding the responsibilities of directors in connection with their consideration of an investment advisory agreement. In addition, prior to voting, the Independent Directors received advice from Fund counsel regarding the contents of the Adviser’s written materials.

SEI Structured Credit Fund, LP

Approval of the Advisory Agreements with the Adviser (Unaudited) (continued)

As noted above, the Board requested and received written materials from SIMC. Specifically, this requested information and written response included: (a) the quality of SIMC’s investment management and other services; (b) SIMC’s investment management personnel; (c) SIMC’s operations and financial condition; (d) SIMC’s investment strategies; (e) the level of the advisory fees that SIMC charges the Fund compared with the advisory fees charged to comparable funds; (f) the overall fees and operating expenses of the Fund compared with similar funds; (g) the level of SIMC’s profitability from its Fund-related operations; (h) SIMC’s compliance systems; (i) SIMC’s policies on and compliance procedures for personal securities transactions; (j) SIMC’s reputation, expertise and resources in domestic and/or international financial markets; and (k) the Fund’s performance compared with benchmark indices.

The Independent Directors met in executive session, outside the presence of Fund management, and the full Board met in executive session to consider and evaluate a variety of factors relating to the approval of the continuation of the Advisory Agreement. The Independent Directors also participated in question and answer sessions with representatives of the Adviser. At the conclusion of the Board’s deliberations, the Board including the Independent Directors unanimously approved the continuation of the Advisory Agreement for an additional one-year period. The approval was based on the Board’s (including the Independent Directors’) consideration and evaluation of a variety of specific factors discussed at the March 22, 2023 Board meeting and other Board meetings held throughout the year, including:

- the nature, extent and quality of the services provided to the Fund under the Advisory Agreement, including the resources of SIMC and its affiliates dedicated to the Fund;

- the Fund’s investment performance and how it compared to that of appropriate benchmarks;

- the expenses of the Fund under the Advisory Agreement and how those expenses compared to those of other comparable funds;

- the profitability of SIMC and its affiliates with respect to the Fund, including both direct and indirect benefits accruing to SIMC and its affiliates; and

-  the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Advisory Agreement reflect those economies of scale for the benefit of Fund investors.

SEI Structured Credit Fund, LP

Approval of the Advisory Agreements with the Adviser (Unaudited) (concluded)

Nature, Extent and Quality of Services. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC to the Fund and the resources of SIMC and its affiliates dedicated to the Fund supported renewal of the Advisory Agreement.

Fund Performance. The Board concluded that, within the context of its full deliberations, the performance of the Fund supported renewal of the Advisory Agreement.

Fund Expenses. The Board concluded that, within the context of its full deliberations, the expenses of the Fund are reasonable and supported renewal of the Advisory Agreement.

Profitability. The Board concluded that, within the context of its full deliberations, the profitability of SIMC is reasonable and supported renewal of the Advisory Agreement.

Economies of Scale. The Board concluded that, within the context of its full deliberations, the Fund obtains reasonable benefit from economies of scale.

Based on its evaluation of the information and the conclusions with respect thereto at its meeting on March 22, 2023, the Board, including all of the Independent Directors, unanimously approved the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Independent Directors and the Board considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Board, including the Independent Directors, did not identify any one particular factor or specific piece of information that determined whether to approve the Advisory Agreement.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited)

December 31, 2023

Set forth below are the Names, Age, Addresses, Position with the Partnership, Length of Time Served, the Principal Occupations During the Past Five Years, Number of Portfolios in Fund Complex Overseen by the Director, and Other Directorships Outside the Fund Complex of each of the persons currently serving as Directors and Officers of the Partnership.

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director

Nina Lesavoy (66) One Freedom Valley Drive Oaks, PA 19456	Since 2007	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	99

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust, SEI Alternative Income Fund and SEI Exchange Traded Funds.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2023

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director

Susan C. Cote (69) One Freedom Valley Drive Oaks, PA 19456	Since 2018	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner Ernst & Young LLP from 1997-2015. Prudential, 1983- 1997. Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	99

Trustee of SEI Insurance Products Trust from 2015 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust, SEI Alternative Income Fund and SEI Exchange Traded Funds.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2023

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director
James M. Williams (76) One Freedom Valley Drive Oaks, PA 19456	Since 2007	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non- Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000- 2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	99	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust, SEI Alternative Income Fund and SEI Exchange Traded Funds.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2023

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director
Robert A. Nesher* (77) One Freedom Valley Drive Oaks, PA 19456	Since 2007	Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.	99

President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust from 2015 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, The New Covenant Funds, SEI Catholic Values Trust, SEI Alternative Income Fund and SEI Exchange Traded Funds.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2023

Name and Age of Officers	Position(s) Held with the Master Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Glenn R. Kurdziel (49)	Controller and Chief Financial Officer, since 2023

Controller and Chief Financial Officer of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds and SEI Alternative Income Fund since August 2023. Assistant Controller of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust from 2017 to 2023. Assistant Controller of SEI Exchange Traded Funds from 2022 to 2023. Senior Manager, Funds Accounting, SEI Investments Global Funds Services from 2005-2023.

Timothy D. Barto (55)	Vice President, since 2007 and Assistant Secretary, since 2008

Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

David F. McCann (47)	Vice President and Secretary, since June 2022	General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. from 2020 to 2023. Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. from 2009-2020. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2023

Name and Age of Officers	Position(s) Held with the Master Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Stephen Panner (53)	Chief Compliance Officer, since 2022	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund, L.P., The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Chief Compliance Officer of SEI Alternative Income Fund since 2023. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

Brian Vargo (63)	Vice President and Assistant Secretary since 2023	Vice President and Assistant Secretary of SIMC since 2023; Vice President and Assistant Secretary of SEI Investment Strategies, LLC since 2023; Attorney at Royer Cooper Cohen Braunfeld LLC from May 2018 to February 2023; Attorney at K&L Gates LLP from January 2016 to December 2017; Attorney at Dechert LLP from September 2001 to December 2015.

Katherine Mason (44)	Vice President and Assistant Secretary since 2023	Vice President and Assistant Secretary of SIMC since 2022. Consulting Attorney at Hirtle, Callaghan & Co. (investment company) from October 2021 to June 2022. Attorney at Stradley Ronon Stevens & Young, LLP (law firm) from September 2007 to July 2012.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited) (concluded)

December 31, 2023

Name and Age of Officers	Position(s) Held with the Master Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Stephen MacRae (56)	Vice President since 2023	Director of Global Investment Product Management, January 2004 to present.

*	Mr. Nesher is a trustee who may be deemed to be an “interested” person of the Fund as that term is defined in the 1940 Act by virtue of his affiliation with the Fund’s Distributor.

**

The “Fund Complex” consists of registered investment companies that are part of the following investment trusts and limited partnerships: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Structured Credit, LP, SEI Catholic Values Trust, New Covenant Funds, SEI Exchange Traded Funds and SEI Alternative Income Fund.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer. A copy of its code of ethics is filed with this Form N-CSR under Item 19(a)(1).

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of directors has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Susan C. Cote. Ms. Cote is independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		2023			2022

		All fees and services to the Fund that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Fund that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees (1)	$129,800	N/A	N/A	$126,000	N/A	N/A
(b)	Audit-Related Fees	$0	N/A	N/A	$0	N/A	N/A
(c)	Tax Fees	$0	N/A	N/A	$0	N/A	N/A
(d)	All Other Fees	NA	$285,000	N/A	NA	$285,000	N/A

Notes:

(1)

Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings related to the annual financial statements.

(e)(1)

The Fund’s Audit Committee has adopted and the Board of Directors has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Fund may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1)	require specific pre-approval;
(2)	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or
(3)	have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)	Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows (KPMG):

	Fiscal 2023	Fiscal 2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2023 and 2022 were $311,009 and $285,000, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations.

(h)

During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The audit committee of Registrant’s board of directors reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments

Included in Item 1.

Item 7.	Not Applicable.

Item 8.	Not Applicable.

Item 9.	Not Applicable.

Item 10.	Not Applicable.

Item 11.	See Item 1.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting (Rule 206(4)-6)

POLICY STATEMENT

A public company’s shareholders typically have the right to vote on various corporate issues. Clients may delegate to SIMC the authority to vote proxies for shares they own. Under the Advisers Act, SIMC has a duty of care and loyalty with respect to all services undertaken for clients, including proxy voting.

Rule 206(4)-6 under the Advisers Act (including 2019 supplementary guidance and a 2020 policy statement from the Securities and Exchange Commission {“SEC”}1) requires that SIMC must vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires SIMC to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that SIMC votes proxies in the best interest of its clients, and (ii) to disclose to the clients how they may obtain information on how SIMC voted proxies. In addition, Rule 204-2 requires SIMC to keep records of proxy voting and client requests for information.

As a registered investment adviser, SIMC has an obligation to vote proxies with respect to securities held in its client portfolios in the best economic interests of the clients for which it has proxy voting authority.

PROCEDURES

SIMC has adopted the following procedures to implement the firm’s policy and to monitor compliance with the firm’s policy:

1.  Third Party Proxy Voting Service – SIMC has elected to retain a third party proxy voting service (the “Service”) to vote proxies with respect to those clients. The Service shall vote proxies in accordance with guidelines approved by SIMC’s Proxy Voting Committee (the “Guidelines”). The Guidelines set forth the manner in which SIMC shall vote, or the manner in which SIMC shall determine how to vote, with respect to various matters that may come up for shareholder vote. So long as the Service votes proxies in accordance with the Guidelines, SIMC believes that there is an appropriate presumption that the manner in which SIMC voted was not influenced by, and did not result from, a conflict of interest. SIMC Compliance shall conduct periodic reviews of the Service to ensure compliance with SIMC’s proxy voting guidelines and the appropriateness of the Service.

2.  Establishment of Proxy Voting Committee - SIMC shall establish a Proxy Voting Committee (the “Committee”), comprised of representatives of SIMC’s Investment Management Unit and Legal and/or Compliance personnel.

The membership of the Committee may be changed at any time upon approval of the existing members of the Committee or by the President of SIMC. The Committee shall meet as necessary to perform any of the activities set forth below. Any action requiring approval of the Committee shall be deemed approved upon an affirmative vote by a majority of the Committee present or represented. The submission of votes electronically (i.e., via email) by the Committee members shall be considered acceptable. The Committee shall consult with counsel or other experts as it deems appropriate to carry out its responsibilities.

3.  Approval/Amendments of Proxy Voting Guidelines - The Committee shall approve Guidelines that set forth the manner in which SIMC shall vote, or the manner in which SIMC shall determine how to vote, with respect to various matters that may come up for shareholder vote with respect to securities held in client accounts and for which SIMC has proxy voting responsibility. In the event that any employee of SIMC recommends a change to SIMC’s Guidelines, the Committee shall meet to consider the proposed change and consider all relevant factors. If approved by the Committee, the change shall be accepted, and the Guidelines revised accordingly.

4.  Circumstances Where Certain Proxy Votes May Not Be Cast –In some cases, SIMC may determine that it is in the best interests of SIMC’s clients to abstain from voting certain proxies. SIMC may abstain from voting in the event any of the following conditions (listed below) are met with regard to a proxy proposal:

•	Neither the Proxy Voting Guidelines nor specific client instructions cover an issue;

•	The Service does not make a recommendation on the issue;

•	In circumstances where, in SIMC’s judgment, the costs of voting the proxy exceed the expected benefits to clients; or

•

The Committee cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. This could happen, for example, if the Committee found that there was a material conflict or if despite all best efforts the Committee is unable to meet the requirements necessary to make a determination.

In addition, it is SIMC’s policy not to vote proxies for accounts that engage in securities lending, SIMC believes that the additional income derived by clients from such activities generally outweighs the potential economic benefit of recalling securities for the purpose of voting.

Therefore, SIMC generally will not recall securities on loan for the sole purpose of voting proxies. Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). SIMC believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, SIMC generally will not vote those proxies subject to “share blocking.”

5.  Proxies of Investment Companies - With respect to proxies of an affiliated investment company or series thereof, such as the SEI Funds, the Committee will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., “echo vote” or “mirror vote”). When required by law, the Committee will also “echo vote” proxies of an unaffiliated investment company. If applicable, when not required to “echo vote,” the Committee will delegate to the Service responsibility for voting proxies of an unaffiliated investment company in accordance with Guidelines approved by the Committee; provided that, if such proxy presents a material conflict of interest for SIMC, such proxy shall be voted in accordance with Section 6 below.

6.  Conflict of Interest - The Service makes available to SIMC, prior to voting on a proxy, its recommendation on how to vote with respect to such proxy in light of SIMC’s Guidelines. SIMC retains the authority to overrule the Service’s recommendation, and instruct the Service to vote in a manner at variance with the Service’s recommendation. The exercise of such right could implicate a conflict of interest. As a result, SIMC may not overrule the Service’s recommendation with respect to a proxy unless the following steps are taken:

a.	The Committee shall meet to consider the proposal to overrule the Service’s recommendation.

b.

The Committee must determine whether SIMC has a conflict of interest with respect to the issuer that is the subject of the proxy. The Committee will use the following standards to identify issuers with which it may have a conflict of interest.

1.	Significant Business Relationships – The Committee will determine whether SIMC or its affiliates may have a significant business relationship with the issuer, such as, for example, where SIMC (or an affiliate) manages a pension plan, administers employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to the issuer. For this purpose, a “significant business relationship” is one that: (1) represents 1% or $1,000,000 of SIMC’s or an affiliate’s revenues for the most recent fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (2) may not directly involve revenue to SIMC or its affiliates but is otherwise determined by the Committee to be significant to SIMC or its affiliates, such as, for example, the following:

•	SIMC or its affiliates lease significant office space from the company or have some other real estate-related relationship with the issuer;

•	SIMC or an affiliate otherwise has a significant relationship with the company such that it might create an incentive for SIMC to vote in favor of management.

2.

Significant Personal/Family Relationships – The Committee will determine whether any employees who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how SIMC votes proxies. To identify any such relationships, the Committee shall obtain information about any significant personal/family relationship between any employee of SIMC who is involved in the proxy voting process (e.g., IMU analysts, members of the Committee, senior management, as applicable) and senior employees of issuers for which SIMC may vote proxies.

3.

Duties of the Proxy Committee – The Committee has a duty to make reasonable investigation of information relating to conflicts of interest. For purposes of identifying conflicts, the Committee shall rely on publicly available information about SIMC and its affiliates, information about SIMC and its affiliates that is generally known by employees of SIMC,[1] and other information actually known by a member of the Committee. Absent actual knowledge, the Committee is not required to investigate possible conflicts involving SIMC where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Committee. In connection with the consideration of any proxy voting matters under this policy, each member of the Committee has a duty to disclose to the Committee any material conflicts of interest of which the member has actual knowledge but which have not been identified by the Committee pursuant to these Procedures, and, if appropriate, recuse himself/herself from the matter at issue.

c.

If SIMC determines that it has a conflict of interest, the Committee shall determine whether the conflict is “material” to any specific proposal included within the proxy. If not, then SIMC can vote the proxy as determined by the Committee. The Committee shall determine whether a proposal is material as follows:

1.

Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for SIMC, unless the Committee has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements. [2]

2.

Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for SIMC, unless the Committee determines that SIMC’s conflict is unrelated to the proposal in question (see 3. below). For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

3.

Determining that a Non-Routine Proposal is Not Material – As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the Committee must conclude that a proposal is not directly related to SIMC’s conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The Committee shall record in writing the basis for any such determination.

d.	For any proposal where the Committee determines that SIMC has a material conflict of interest, SIMC may vote a proxy regarding that proposal in any of the following manners:

1.

Obtain Client Consent or Direction – If the Committee approves the proposal to overrule the recommendation of the Service, SIMC shall fully disclose to each client holding the security at issue the nature of the conflict, and obtain the client’s consent to how SIMC will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).

2.	Use Recommendation of the Service – Vote in accordance with the Service’s recommendation.

e.

For any proposal where the Committee determines that SIMC does not have a material conflict of interest, the Committee may overrule the Service’s recommendation if the Committee reasonably determines that doing so is in the best interests of SIMC’s clients. If the Committee decides to overrule the Service’s recommendation, the Committee shall maintain a written record setting forth the basis of the Committee’s decision.

f.	This Section 6 does not apply to voting proxies of an investment company except as specifically stated in Section 5 above.

1   The procedures provide that the Committee should be aware of information about SIMC or its affiliates that is generally known by employees of SIMC, but it does not extend this knowledge to information about SIMC’s affiliates that is generally known by employees of SIMC’s affiliates (unless such information also is generally known by SIMC’s employees).

2   For guidance on defining “routine” and “non-routine” matters, SIMC shall use the standards set forth in NYSE Rule 452 and Special Instruction 12b.viii of Form 13F.

7. Proxies in Foreign Jurisdictions – With respect to proxies in foreign jurisdictions, certain countries or issuers may require SIMC to have a duly executed power of attorney in place with such country or issuer in order to vote on a proxy. The Service may execute, on behalf of SIMC, powers of attorney in applicable countries for this purpose and maintains a matrix of country-specific power of attorney requirements in order to track these requirements.

Under circumstances where the issuer, not the jurisdiction, requires an issuer-specific, shareholder meeting-specific or other limited power of attorney in order to vote on a proxy, the Service will coordinate with SIMC in order to execute such power of attorney. In these instances, it may not be convenient or practicable to execute a power of attorney in sufficient time to vote proxies in that meeting and SIMC may abstain from voting, in accordance with Section 4 of this Proxy Voting Policy.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies

David S. Aniloff (the “Portfolio Manager”) serves as senior portfolio manager of the Fund. Mr. Aniloff joined SEI in 2000 and serves as one of two senior portfolio managers on the Global High Yield Team. Mr. Aniloff was a key developer of SEI’s structured credit solutions and currently serves as portfolio manager with responsibility for strategy development, manager analysis, security selection and portfolio construction. In addition, Mr. Aniloff has been integral in the development and implementation of SEI’s proprietary structured credit monitoring technology. Mr. Aniloff also provides expertise and support for SEI’s suite of Global High Yield Funds inclusive of manager evaluation and selection as well as risk management. Mr. Aniloff has held his current position with the Adviser for more than 5 years.

Compensation. The Adviser compensates each portfolio manager for his management of the Fund. Each portfolio manager’s compensation consists of a fixed annual salary, plus a discretionary annual bonus calculated on the following factors:

1	Fund performance relative to a return objective and/or benchmark index;
2.	SEI corporate performance typically based upon earnings per share for a fiscal year; and
3.	Individual performance relative to annual goals and objectives.

Ownership of Fund Shares. As of the date of this Registration Statement, the portfolio managers did not beneficially own any shares of the Fund.

Other Accounts. As of December 31, 2023, in addition to the Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below: The accounts below, except Other Pooled Investment Vehicles, do not pay performance-based advisory fees. Other Pooled Investment Vehicles may pay performance-based advisory fees, but as of December 31, 2023 do not.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

David S. Aniloff	3	$1,204.9 million	1	$333.7 million	0	$0

Conflicts of Interests. Each portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include portions of two U.S. registered high yield mutual funds and an Irish registered high yield fund (collectively, the “Other Accounts”). The Other Accounts might have similar investment objectives as the Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio managers’ management of the Other Accounts may give rise to the following potential conflicts of interest, the Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that it has designed policies and procedures that are reasonably designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their position with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the Other Accounts and to the possible detriment of the Fund. However, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund and the Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Accounts over the Fund. This conflict of interest may be exacerbated to the extent that the Adviser or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Fund. Notwithstanding this theoretical conflict of interest, it is the Adviser’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for an Other Account securities that differ in identity or quantity from securities bought for the Fund, such an approach might not be suitable for the Fund given its investment objectives and related restrictions.

The Adviser may enter into incentive fee arrangements with one or more investors in the SEI Structured Credit Segregated Portfolio (the “Offshore Feeder Fund”), a segregated portfolio of SEI Offshore Advanced Strategies Series SPC, a segregated portfolio company established in the Cayman Islands, that acts as a feeder fund for the Fund, whereby a portion of the increase in the net asset value of such investor’s investment in the Offshore Feeder Fund over a given period shall be payable to the Adviser. This arrangement may create an incentive for the Adviser to make investments for the Fund that are riskier or more speculative than if the Adviser had no such interest because the Adviser will not bear an analogous portion of depreciation in the value of the Offshore Feeder Fund’s assets if the value of its investment in the Fund declines. Notwithstanding this theoretical conflict of interest, it is the Adviser’s policy to manage each account based on its investment objectives and related restrictions and the Adviser believes that it has designed policies and procedures that are designed to manage such conflict in an appropriate way.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Items 19. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SEI Structured Credit Fund, LP

By (Signature and Title)	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: March 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: March 7, 2024

By (Signature and Title)	/s/ Glenn Kurdziel
Glenn Kurdziel
Controller & CFO

Date: March 7, 2024